UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2017

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 25, 2017, Rite Aid Corporation (the “Company”) reported its financial position and results of operations as of and for the fourteen and fifty-three week fiscal year ended March 4, 2017. The press release includes non-GAAP financial measures, “Adjusted EBITDA,” “Adjusted Net Income” and “Adjusted Net Income per Diluted Share.” The Company uses these non-GAAP measures in assessing its performance in addition to net income, the most directly comparable GAAP financial measure. A reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to net income is included in the press release, which is furnished as Exhibit 99.1 hereto.

The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare the Company’s operating performance with its competitors. The Company defines Adjusted EBITDA as net income excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write-downs related to store closings, debt retirements and other items (including stock-based compensation expense, severance for distribution center closures, gain or loss on sale of assets and revenue deferrals related to the Company’s customer loyalty program). The Company references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to historical periods and external comparisons to competitors. In addition, incentive compensation is based in part on Adjusted EBITDA and the Company bases certain of its forward-looking estimates and budgets on Adjusted EBITDA.

The Company defines Adjusted Net Income as net income excluding the impact of amortization of EnvisionRx intangible assets, merger and acquisition-related costs, loss on debt retirements and LIFO adjustments. The Company calculates Adjusted Net Income per Diluted Share using the Company’s above-referenced definition of Adjusted Net Income. The Company believes Adjusted Net Income and Adjusted Net Income per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare the Company’s operating performance over multiple periods.

Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share should not be considered in isolation from, and are not intended to represent alternative measures of, operating results or of cash flows from operating activities, as determined in accordance with GAAP. The Company’s definitions of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share may not be comparable to similarly titled measurements reported by other companies or similar terms in the Company’s debt facilities.

In addition, a copy of the Company’s Earnings Release Supplement for the fourth quarter and fiscal year 2017 is being furnished as Exhibit 99.2 to this Form 8-K.

The information (including Exhibits 99.1 and 99.2) being furnished pursuant to this “Item 2.02. Results of Operations and Financial Condition” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01.	Other Events

Rite Aid distributed a letter to Rite Aid associates reporting its fourth quarter and full year results for fiscal 2017 on April 25, 2017. A copy of that document is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Rite Aid distributed a letter to Rite Aid suppliers reporting its fourth quarter and full year results for fiscal 2017 on April 25, 2017. A copy of that document is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Rite Aid distributed a video presentation to Rite Aid employees reporting its fourth quarter and full year results for fiscal 2017 on April 25, 2017. A copy of the script for that presentation is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated April 25, 2017
99.2	Fourth Quarter and Fiscal Year 2017 Supplemental Information
99.3	Letter to Rite Aid Associates, dated April 25, 2017
99.4	Letter to Rite Aid Suppliers, dated April 25, 2017
99.5	Video Presentation Script, dated April 25, 2017

Additional Information and Where to Find It

In connection with the proposed strategic combination with WBA, as amended, Rite Aid prepared a preliminary proxy statement on Schedule 14A that has been filed with the SEC on March 3, 2017. The preliminary proxy statement is not yet final and will be amended. Following the filing of the definitive proxy statement with the SEC, Rite Aid will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations.

Participants in the Merger Solicitation

The directors, executive officers and employees of Rite Aid and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 13, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation is set forth in the preliminary proxy statement, as it may be amended, that has been filed with the SEC on March 3, 2017. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: April 25, 2017	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 25, 2017.
99.2	Fourth Quarter and Fiscal Year 2017 Supplemental Information
99.3	Letter to Rite Aid Associates, dated April 25, 2017
99.4	Letter to Rite Aid Suppliers, dated April 25, 2017
99.5	Video Presentation Script, dated April 25, 2017